Accounting policies (Policies)	6 Months Ended
Dec. 31, 2019
Accounting policies
Foreign exchange gains and losses

Foreign exchange gains and losses that relate to transfer fees receivable from other football clubs are presented in the statement of profit or loss on a net basis within profit on disposal of intangible assets. Such amounts were previously immaterial.

Taxes on income	Taxes on income in the interim periods are accrued using the tax rate that would be applicable to expected total annual earnings.
New and amended standards and interpretations adopted by the Group

New and amended standards and interpretations adopted by the Group

•	IFRS 16, “Leases”

The Group adopted IFRS 16 'Leases' with effect from 1 July 2019. IFRS 16 introduced a single lease accounting model, requiring a lessee to recognize assets and liabilities for all leases with a term of more than 12 months, unless the underlying asset is of low value. The lessee is required to recognize a right-of-use asset representing the right to use the underlying asset, and a lease liability representing the obligation to pay lease payments.

The Group has elected to apply the ‘simplified approach’ on initial adoption of IFRS 16, consequently comparative information has not been restated. The Group also elected to apply the following transitional practical expedients:

•	lease liabilities are initially measured at the present value of the remaining lease payments, discounted using the Group’s incremental borrowing rate determined as 2.22% as at 1 July 2019;
•	right-of-use assets are measured at an amount equal to the lease liability; and
•	operating leases with a remaining lease term of less than 12 months as at 1 July 2019 are accounted for as short-term leases.

The new treatment of leases has resulted in an increase in non-current assets and financial liabilities as these leases are capitalised and included on the Group balance sheet. The reduction in operating lease expenses is offset by an increase in depreciation and an increase in finance charges. This has resulted in a higher operating profit. This depreciation charge is constant over the lease period, but finance charges decrease as the remaining lease liability decreases, resulting in a net reduction in profit before tax in the early part of a lease arrangement but a positive profit impact towards the end of the contract. This is in contrast to the previous typical straight-line treatment of operating lease expenses under IAS 17.

The Group recognized right-of-use assets of £6.0 million on 1 July 2019 and lease liabilities of the same amount, measured as follows:

£’000
Operating lease commitments disclosed as at 30 June 2019	8,087
Discounted using the Group’s incremental borrowing rate as at 1 July 2019	6,246
Less short term leases not recognized as a liability	(270)
Lease liability recognized as at 1 July 2019	5,976

The Group expects that operating profit for the year ending 30 June 2020 will increase by approximately £0.1 million as a result of adopting the new standard. Profit before tax is expected to decrease by approximately £0.1 million.

Lease payments were previously presented as operating cash flows. Lease payments are now split into payments for the principal portion of the lease liability which are presented as financing cash flows, and payments for the interest portion of the lease liability which are presented as operating cash flows. There is no impact on overall cash flow.

The Group’s activities as a lessor are not materially impacted by the new standard.

•	Phase 1 amendments to IFRS 9, “Financial instruments” for IBOR reform

Phase 1 amendments to IFRS 9, “Financial instruments” for IBOR reform are effective for annual reporting periods beginning on or after 1 January 2020 with earlier application permitted. The Group has applied early adoption the amendments.

New and amended standards and interpretations issued but not yet adopted

New and amended standards and interpretations issued but not yet adopted

There are no IFRS or IFRS IC interpretations that are not yet effective that would be expected to have a material impact on the Group in the future reporting periods or on foreseeable future transactions.

Leases

The Group leases various offices and equipment. Until 30 June 2019, these leases of property, plant and equipment were classified and accounted for as operating leases and lease payments were charged to profit or loss on a straight-line basis over the period of the lease. From 1 July 2019, all leases with a term of more than 12 months, unless the underlying asset is of low value, are recognized as a right-of-use asset, with a corresponding lease liability, at the date at which the leased asset is available for use by the Group.

The lease agreements do not impose any covenants other than the security interests in the right-of-use assets that are held by the lessor. Right-of-use assets may not be used as security for borrowing purposes.

Lease liabilities are initially measured on a present value basis. Lease liabilities include the net present value of lease payments, less any lease incentives receivable. The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be determined, which is generally the case for leases of the Group, the Group’s incremental borrowing rate is used, being the rate that the Group would have to pay to borrow the funds necessary to obtain an asset of similar value to the right-of-use asset in a similar economic environment with similar terms, security and conditions.

Lease payments are allocated between principal and finance cost. The finance cost is charged to profit or loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period.

Right-of-use assets are initially measured at cost comprising the following:

•	the amount of the initial measurement of the lease liability;
•	any lease payments made at or before the commencement date less any lease incentives received;
•	any initial direct costs; and
•	restoration costs.

Right-of-use assets are depreciated over the shorter of the asset’s useful life and the lease term on a straight-line basis.

Payments associated with short-term leases of property, plant and equipment and all leases of low-value assets are recognized on a straight-line basis as an expense in profit or loss. Short-term leases are leases with a lease term of 12 months or less